SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Core Fixed Income Fund

The fund’s Board of Trustees has approved the appointment of Fischer Francis Trees & Watts, Inc. (FFTW) as sub–advisor to the fund and the sub–advisory agreement between the Advisor and FFTW with respect to the fund. In connection with the appointment of FFTW as sub-advisor to the fund, the fund’s investment strategy has been revised to reflect that the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis to a greater extent than it has historically, though the degree to which it uses any investment technique may vary from time to time. FFTW is expected to assume the day–to–day management of the fund on or about January 3, 2011.

The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of sub–advisors for the fund. The fund and the Advisor have received an exemptive order from the SEC that permits the Advisor, subject to the approval of the fund’s Board, to appoint one or more sub–advisors that are not affiliated with the Advisor to manage all or a portion of the fund’s assets and to materially amend sub–advisory agreements, each without obtaining shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order.

The changes noted below are effective as of the date FFTW assumes day–to–day management of the fund.

The information below replaces similar disclosure in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.

Main investments. Under normal circumstances, the fund invests at least 80% of assets, plus the amount of any borrowing for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include, but are not limited to, debt securities of the US Treasury, as well as US government agencies and instrumentalities, corporate debt securities, inflation–indexed bonds, mortgage–backed and asset–backed securities, US government agency mortgage–backed to–be–announced (TBAs) instruments, taxable municipal and tax–exempt municipal bonds and liquid Rule 144A securities.

The fund invests primarily in investment–grade debt securities (securities rated within the top four long–term credit rating categories). The fund may purchase or sell securities or instruments on a when–issued, delayed delivery or forward commitment basis (e.g., TBAs). A forward commitment transaction is an agreement by the fund to purchase or sell securities at a specified future date. The fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. The fund may also invest up to 25% of total assets in US dollar–denominated securities of foreign issuers and governments. The fund may hold up to 20% of total assets in cash or money market instruments, either to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objective are not readily available for purchase.

Management process. In seeking to achieve the fund’s investment objective, portfolio management focuses on four key components:
■	A balanced “top–down” and “bottom–up” security selection approach based on the decisions of senior sector specialists;

■	An active rotation of the sectors represented in Barclay’s Capital U.S. Aggregate Bond Index by a specialized sector rotation team;

■	Active management of interest rate risk by a specialized team; and

■	Portfolio construction techniques that seek to enhance returns and manage risks by identifying inefficiencies in market–based indices.

November 24, 2010 PROSTKR-10

The information below supplements the “MAIN RISKS” section of the fund’s summary prospectus.

Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

Forward commitment risk. When a fund engages in when–issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile than if the fund had not been leveraged. Additionally, these transactions may create a higher portfolio turnover rate.

The information below replaces the “MANAGEMENT” section of the fund’s summary prospectus.

Investment Advisor

Deutsche Investment Management Americas, Inc.

Sub–Advisor

Fischer Francis Trees & Watts, Inc. (FFTW)

Portfolio Manager

David Marmon, Head of US and Global Products Group and Head of Sector Rotation Alpha Team of FFTW. Lead Portfolio Manager of the fund. Joined the fund in 2011.

Please Retain This Supplement for Future Reference

November 24, 2010
PROSTKR-10